                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 29, 2003
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                   000-25169             82-049021
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(State or other jurisdiction       (Commission          (IRS Employer
     of Incorporation)             File Number)       Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
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          (Former name or former address, if changed since last report)

Item 5. Other Events

On June 2, 2003, Generex Biotechnology Corporation issued a press release announcing that the Company raised $3,215,000, with net proceeds of $3,000,000, in a private placement of its unregistered common stock. Under the terms of the transaction, Generex issued 2,795,652 shares of common stock to accredited institutional investors. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


         (c)  Exhibits

         Exhibit No.                    Description
         -----------                    -----------
           99.1                         Press release dated May 29, 2003.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENEREX BIOTECHNOLOGY CORPORATION



Dated: June 5, 2003                         By:  Rose C. Perri
                                            --------------------------
                                            Rose C. Perri
                                            Chief Operating Officer
                                            (principal financial officer)

                                  Exhibit Index
                                  -------------

Exhibit No.       Description
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   99.1           Press release dated May 29, 2003